FRANKLIN UNIVERSAL TRUST

                        IMPORTANT SHAREHOLDER INFORMATION



These materials are for the annual shareholders' meeting scheduled for Monday, February 24, 2003 at 2:00 p.m. Pacific Time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).


                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.

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                            FRANKLIN UNIVERSAL TRUST

                  NOTICE OF 2003 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California, 94403 on Monday, February 24, 2003 at 2:00 p.m. Pacific Time.

During the Meeting, shareholders of the Fund will vote on the following proposal:

o     The election of a Board of Trustees of the Fund


The Board of Trustees has fixed December 13, 2002 as the record date for the determination of shareholders entitled to vote at the Meeting.

                                 By Order of the Board of Trustees,


                                 Murray L. Simpson

                                 SECRETARY


San Mateo, California
Dated: January 10, 2003






PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE (OR RETURN YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, IF YOU ARE ELIGIBLE TO DO SO) REGARDLESS OF THE NUMBER OF SHARES YOU OWN.




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                            FRANKLIN UNIVERSAL TRUST

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on December 13, 2002 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 10, 2003.

   On what issues am I being asked to vote?

   You are being asked to vote on one proposal:

        o  The election of nine nominees to the position of Trustee.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote FOR the election of the nine nominees to the position of trustee.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Trustee.

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

o  THE PROPOSAL:  ELECTION OF TRUSTEES

   WHO ARE THE NOMINEES?

   Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are duly elected and qualified to serve. All of the nominees are currently members of the Board of Trustees (the "Board"). In addition, all of the current nominees are also directors and/or trustees of other U.S. registered mutual funds of Franklin Templeton Investments (collectively "Franklin Templeton funds.")

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.40% and 14.6%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, the Chairman of the Board of the Fund, and Rupert H. Johnson, Jr., a Vice President of the Fund, are brothers.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all Franklin Templeton funds.





                                                                    NUMBER OF PORTFOLIOS
                                                                    IN FUND COMPLEX
                                                 LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS             POSITION       TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

FRANK H. ABBOTT, III (81)         Trustee        Since 1988         105                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold
Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing)(until 1996).
----------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)             Trustee        Since 1988         133                    Director, Bar-S Foods
One Franklin Parkway                                                                       (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (74)            Trustee        Since 2000          41                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board,
Blue Shield of California; and Chief Counsel, California Department of Transportation.
---------------------------------------------------------------------------------------------------------------------



                                                                    NUMBER OF PORTFOLIOS
                                                                    IN FUND COMPLEX
                                                 LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS             POSITION       TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)          Trustee        Since 1989         133                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, Member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------

**EDWARD B. JAMIESON (54)         Trustee and    Trustee              8                    None
One Franklin Parkway              President      and
San Mateo, CA 94403-1906          and Chief      President
                                  Executive      since
                                  Officer -      1993
                                  Investment
                                  Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of other subsidiaries of
Franklin Resources, Inc. and of 5 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)         Trustee and    Trustee            133                   None
One Franklin Parkway              Chairman of    since 1988
San Mateo, CA 94403-1906          the Board      and Chairman
                                                 of the
                                                 Board since
                                                 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62)     Trustee and    Trustee and        116                     None
One Franklin Parkway              Senior Vice    Senior Vice
San Mateo, CA 94403-1906          President      President
                                                 since 1988

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President
and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------



                                                                    NUMBER OF PORTFOLIOS
                                                                    IN FUND COMPLEX
                                                 LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS             POSITION       TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)            Trustee        Since 1988         105                    Director, The
One Franklin Parkway                                                                       California Center for
San Mateo, CA 94403-1906                                                                   Land Recycling
                                                                                           (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company
(venture capital).
----------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)            Trustee        Since 1993         133                    Director, White
One Franklin Parkway                                                                       Mountains Insurance
San Mateo, CA 94403-1906                                                                   Group, Ltd. (holding
                                                                                           company); Martek
                                                                                           Biosciences Corporation;
                                                                                           MedImmune, Inc.
                                                                                           (biotechnology);
                                                                                           Overstock.com
                                                                                           (Internet services); and
                                                                                           Spacehab, Inc.
                                                                                           (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Edward B. Jamieson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on September 30, 2002.

INDEPENDENT BOARD MEMBERS
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                     SECURITIES IN ALL FUNDS
                                                        OVERSEEN BY THE
                                                        BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY         THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND     TEMPLETON FUND COMPLEX

-------------------------------------------------------------------------------

Frank H. Abbott, III               None                Over $100,000
Harris J. Ashton               $1 - $10,000            Over $100,000
Robert F. Carlson                  None                Over $100,000
S. Joseph Fortunato         $10,000 - $50,000          Over $100,000
Frank W.T. LaHaye           $10,000 - $50,000          Over $100,000
Gordon S. Macklin           $10,000 - $50,000          Over $100,000


INTERESTED BOARD MEMBERS
                                                        AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                     SECURITIES IN ALL FUNDS
                                                        OVERSEEN BY THE
                                                        BOARD MEMBER IN
                          DOLLAR RANGE OF EQUITY         THE FRANKLIN
NAME OF BOARD MEMBER      SECURITIES IN THE FUND     TEMPLETON FUND COMPLEX

-------------------------------------------------------------------------------

Edward B. Jamieson                None           None
Charles B. Johnson            $1 - $10,000       Over $100,000
Rupert H. Johnson, Jr.        $1 - $10,000       Over $100,000


HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $225 per month plus $120 per meeting attended. Board members who serve on the Audit Committee of the Fund and other Franklin Templeton funds are paid by the Fund an aggregate per diem compensation of $2,000 for attending a meeting of the Audit Committee on a day when a Board meeting is not held.

During the fiscal year ended August 31, 2002, there were 10 meetings of the Board and two meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. All of the committee members attended both meetings of the Audit Committee, except Frank W.T. LaHaye who was unable to attend one of the meetings.

Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.


                                                              NUMBER OF BOARDS
                                          TOTAL FEES          WITHIN FRANKLIN
                        AGGREGATE       RECEIVED FROM      TEMPLETON INVESTMENTS
                      COMPENSATION    FRANKLIN TEMPLETON      ON WHICH EACH
NAME OF TRUSTEE       FROM THE FUND*      FUNDS**            TRUSTEE SERVES***
-------------------------------------------------------------------------------
Frank H. Abbott, III    $2,919           $163,214                  28
Harris J. Ashton         3,123            372,100                  45
Robert F. Carlson        3,900             95,070                  12
S. Joseph Fortunato      2,921            372,941                  46
Frank W.T. LaHaye        2,799            164,214                  28
Gordon S. Macklin        3,123            363,512                  45

*For the fiscal year ended August 31, 2002.
**For the calendar year ended December 31, 2002.
***We base the number of boards on the number of registered Franklin Templeton funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton funds currently includes 52 registered investment companies, with approximately 156 U.S. based funds or series.

The table above indicates the total fees paid to Trustees by the Fund individually and all of the Franklin Templeton funds. These Trustees also serve as directors or trustees of other Franklin Templeton funds, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

OFFICERS OF THE FUND ARE APPOINTED BY THE TRUSTEES AND SERVE AT THE PLEASURE OF THE BOARD. LISTED BELOW, FOR EACH EXECUTIVE OFFICER, IS A BRIEF DESCRIPTION OF RECENT PROFESSIONAL EXPERIENCE:





                                                                    NUMBER OF PORTFOLIOS
                                                                    IN FUND COMPLEX
                                                 LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS             POSITION       TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

**EDWARD B. JAMIESON (54)         Trustee and    Trustee and        8                      None
One Franklin Parkway              President      President
San Mateo, CA 94403-1906          and Chief      since 1993
                                  Executive
                                  Officer -
                                  Investment
                                  Management

See Proposal, "Election of Trustees"
-----------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (69)         Trustee and    Trustee            133                   None
One Franklin Parkway              Chairman of    since 1988
San Mateo, CA 94403-1906          the Board      and Chairman
                                                 of the
                                                 Board since
                                                 1993

See Proposal, "Election of Trustees"
----------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62)     Trustee and    Trustee and        116                     None
One Franklin Parkway              Senior Vice    Senior Vice
San Mateo, CA 94403-1906          President      President
                                                 since 1988


See Proposal, "Election of Trustees"
----------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)              Vice           Since 1988         Not Applicable         None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------


                                                                    NUMBER OF PORTFOLIOS
                                                                    IN FUND COMPLEX
                                                 LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS             POSITION       TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)           Vice           Vice President     Not Applicable         None
One Franklin Parkway              President      since 1995
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer  and Chief Operating Officer,
Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President
and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and
Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman,
Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)             Senior Vice    Since              Not Applicable         None
500 East Broward Blvd.            President      October
Suite 2100                        and Chief      2002
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)                Vice           Since 2000         Not Applicable         None
One Franklin Parkway              President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and
FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (54)             Vice           Vice               Not Applicable         None
One Franklin Parkway              President      President
San Mateo, CA 94403-1906                         since 2000

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton
Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial
Clerk, U.S. District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF PORTFOLIOS
                                                                    IN FUND COMPLEX
                                                 LENGTH OF          OVERSEEN BY
NAME, AGE AND ADDRESS             POSITION       TIME SERVED        BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (38)         Treasurer      Since 2000         Not Applicable         None
One Franklin Parkway              and Chief      and Chief
San Mateo, CA 94403-1906          Financial      Financial
                                  Officer        Officer since
                                                 September
                                                 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)            Vice           Since 2000         Not Applicable         None
One Franklin Parkway              President
San Mateo, CA 94403-1906          and
                                  Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services
(Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------------------

o  INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is One Franklin Parkway, San Mateo, California 94403. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated August 31, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of December 13, 2002, the Fund had 27,764,831.291 shares outstanding and total net assets of $139,248,719.22. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 13, 2002, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of December 13, 2002, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

o  AUDIT COMMITTEE

   The Board has a standing Audit Committee consisting of Messrs. LaHaye (Chairman), Abbott and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2002 were $29,500.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended December 3l, 2002 to the Fund or entities affiliated with the Fund that provide services to the Fund. The Audit Committee of the Fund has determined that provision of these services is compatible with maintaining the independence of PwC.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended August 31, 2002 were $166.19. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

   AUDIT COMMITTEE REPORT. The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PricewaterhouseCoopers LLP, the Fund's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board No. 1. The Audit Committee also received the report of PricewaterhouseCoopers LLP regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PricewaterhouseCoopers LLP, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing principles; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002 for filing with the SEC.

                                    THE AUDIT COMMITTEE
                                    Frank W.T. LaHaye (Chairman)
                                    Frank H. Abbott, III
                                    Robert F. Carlson





o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, the election of Trustees, requires that the nine nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next Annual Shareholders' Meeting will be held in February 2004. Shareholder proposals to be presented at the next Annual Shareholders' Meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, CA 94403, no later than November 1, 2003, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2004 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by December 1, 2003. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2003 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.


                                 By order of the Board of Trustees,

                                 Murray L. Simpson

                                 SECRETARY


   Dated: January 10, 2003
   San Mateo, California




                                      PROXY

                            FRANKLIN UNIVERSAL TRUST

              ANNUAL SHAREHOLDERS' MEETING - FEBRUARY 24, 2003


   The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust, (the "Company") that the undersigned is entitled to vote at the Franklin Universal Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m. Pacific Time on February 24, 2003, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the Meeting.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FRANKLIN UNIVERSAL TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL VOTE FOR THE PROPOSAL . IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE
  SIDE                                                                  SIDE


[X] Please mark
    votes as in
    this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL.

1.  Proposal:  Election of Trustees.

     NOMINEES: (01) Frank H. Abbott, III,  (02) Harris J. Ashton,
               (03) Robert F. Carlson, (04)  S. Joseph Fortunato,
               (05) Edward B. Jamieson, (06) Charles B. Johnson,
               (07) Rupert H. Johnson, Jr., (08) Frank W.T. LaHaye,
               (09) Gordon S. Macklin


                  FOR                        WITHHOLD
                  ALL                        FROM ALL
               NOMINEES  [ ]                 NOMINEES    [ ]



              [   ]
                   ------------------------------------------------------------
              (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above).


                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]

                           MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]













Signature: _____________________________  Date:_________________
Signature:______________________________  Date:_________________